================================================================================

                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - April 29, 2004
                                                           --------------

                         Commission File Number 0-23320
                                                -------

                               OLYMPIC STEEL, INC.
             (Exact name of registrant as specified in its charter)


                   Ohio                                         34-1245650
-----------------------------------------                 ----------------------
     (State or other jurisdiction of                         (I.R.S. Employer
      incorporation or organization)                      Identification Number)


5096 Richmond Road, Bedford Heights, Ohio                          44146
-----------------------------------------                 ----------------------
 (Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (216) 292-3800



================================================================================

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

  (c) Exhibits.

      EXHIBIT NO.
      -----------
      99.1          Press release of the Company dated April 29, 2004.


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

A copy of the press release issued by Olympic Steel, Inc. on Thursday, April 29, 2004, describing its results of operations for the quarter ended March 31, 2004, is attached hereto as Exhibit 99.1.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    OLYMPIC STEEL, INC.

Date:  April 29, 2004         By:   /s/  RICHARD T. MARABITO
                                    ------------------------------
                                    Richard T. Marabito
                                    Chief Financial Officer
                                    (Principal Accounting Officer)

                                  EXHIBIT INDEX

99.1        Press Release dated April 29, 2004.



                                       3